DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
1/3/02  	Goldman Sachs & Co.

Shares            Price         Amount
280,000  	  $100.00      $280,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	 0.01%	            0.16%

Broker
Goldman Sachs & Co.

Underwriters of Goldman Sachs & Co.

Underwriters     	              Principal Amount
Goldman, Sachs & Co.                  $2,255,000,000
Banc of America Securities LLC            27,500,000
Barclays Capital, Inc.                    27,500,000
Bayerische Hypo-und Vereinsbank AG        27,500,000
BBL NV                                    27,500,000
Credit Lyonnais Securities, Inc.          27,500,000
Danske Bank AS                            27,500,000
Deutsche Banc Alex. Brown, Inc.           27,500,000
First Union Securities, Inc.              27,500,000
HSBC Securities, Inc.                     27,500,000
Loop Capital Markets LLC                  27,500,000
J.P. Morgan Securities, Inc.              27,500,000
Ormes Capital Markets, Inc.               27,500,000
RBC Dominion Securities                   27,500,000
Salomon Smith Barney, Inc.                27,500,000
Santander Investment Securities, Inc.     27,500,000
Suntrust Capital markets, Inc.            27,500,000
U.S. Bancorp Piper Jaffray, Inc.          27,500,000
Westdeutsche Landesbank Girozentrale      27,500,000

Total                                 $2,750,000,000


DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/12/02  	Gamestop Corp.

Shares            Price         Amount
6,725   	  $18.00       $121,050
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
 N/A        N/A 	 0.04%	            0.68%

Brokers
UBS Warburg LLC, Robinson-Humphrey, Inc. and Salomon Smith Barney, Inc.

Underwriters of Gamestop Corp.

Underwriters     	                     Shares
Salomon Smith Barney, Inc.                  8,950,555
UBS Warburg LLC                             4,800,000
J.P. Morgan Securities, Inc.                1,230,000
Suntrust Capital Markets, Inc.              1,050,000
William Blair & Co., LLC                      850,000
First Union Securities, Inc.                  231,250
FleetBoston Robertson Stephens, Inc.          231,250
Mizuho International PLC                      231,250
Scotia Capital (USA), Inc.                    231,250
Chatsworth Securities LLC                     125,000
C.L. King & Associates, Inc.                  125,000

Total                                      18,055,555

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/02	General Electric Capital Corp.

Shares            Price         Amount
1,750,000 	  $99.552	$1,742,160

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.03%	           1.70%

Broker
Lehman Brothers, Inc.

Underwriters of General Electric Capital Corp.

Underwriters     	              Principal Amount
Lehman Brothers, Inc.                 $2,025,000,000
Deutsche Banc Alex. Brown, Inc.           56,250,000
J.P. Morgan Securities, Inc.              56,250,000
Salomon Smith Barney, Inc.                56,250,000
UBS Warburg LLC                           56,250,000

Total                                 $2,250,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/13/02	General Mills, Inc.

Shares            Price         Amount
540,000 	  $99.668	$538,207

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.03%	           0.36%

Broker
Deutsche Morgan Grenfell

Underwriters of General Mills, Inc.

Underwriters     	              Principal Amount
Barclays Capital, Inc.                 $318,200,000
Deutsche Bank Alex. Brown, Inc.          318,200,000
Salomon Smith Barney, Inc.              318,200,000
Credit Suisse First Boston Corp.        225,800,000
Banc of America Securities LLC          182,200,000
J.P. Morgan Securities, Inc.            182,200,000
UBS Warburg LLC                         182,200,000
Utendahl Capital Partners LP             35,000,000
Loop Capital Markets LLC                 35,000,000
Credit Lyonnais Securities, Inc.         32,200,000
Tokyo-Mitsubishi International PLC       26,400,000
Mizuho International PLC                 23,800,000
Suntrust Capital Markets, Inc.           23,800,000
Wells Fargo Van Kasper LLC               23,800,000
ABN AMRO Incorporated                    16,200,000
Mellon Financial Markets LLC             16,200,000
U.S. Bancorp Piper Jaffray, Inc.         14,800,000
Bank of New York Capital Markets, Inc.    7,800,000
Wachovia Securities, Inc.                 6,400,000
BNP Paribas Securities Corp.              2,800,000
Fleet Securities, Inc.                    2,800,000
HSBC Securities, Inc.                     2,800,000
Merrill Lynch & Co., Inc.                 2,800,000
Cooperatieze Centrale                       400,000

Total                                $2,000,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
3/6/02	        Advanced Auto Parts, Inc.

Shares            Price         Amount
3,325   	  $42.00	$139,650

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
$1.99       N/A 	0.04%	           0.64%

Broker
Credit Suisse First Boston Corp.

Underwriters of Advanced Auto Parts, Inc.

Underwriters*                              Shares*

Total                                    9,000,000

*Underwriters and shares were
 not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/06/02	Weyerhaeuser Co.

Shares            Price         Amount
125,000	  	 $99.354	$124,193

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.01%	           0.11%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Weyerhaeuser

Underwriters*			Principal Amount*

Total				$1,750,000,000

*Underwriters and principal amounts were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/18/02	Huntsman International LLC


Shares            Price         Amount
195,000		 $100.00	$195,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A         N/A		  0.07%	             0.30%

Broker
Deutsche Morgan Grenfell

Underwriters of Huntsman International LLC

Underwriters     	             Principal Amount
Deutsche Banc Alex. Brown, Inc.          $180,000,000
J.P. Morgan Securities, Inc. 	           60,000,000
Salomon Smith Barney, Inc.		   60,000,000

Total     			         $300,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/26/02	Meadwestvaco Corp.

Shares            Price         Amount
160,000		  $99.338	$158,941

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.02%	          0.28%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Meadwestvaco Corp.

Underwriters     	                Principal Amount
Merrill Lynch, Pierce, Fenner & Smith,   $300,000,000
    Inc.
Bank of New York Capital Markets, Inc.     60,000,000
Banc of America Securities LLC             60,000,000
Banc One Capital Markets, Inc.             60,000,000
J.P. Morgan Securities, Inc.               60,000,000
Salomon Smith Barney, Inc.                 60,000,000
Goldman, Sachs & Co.                       22,500,000
Morgan Stanley Dean Witter & Co.           22,500,000
Barclays Capital, Inc.                     15,000,000
Commerzbank Capital Markets Corp.          15,000,000
Daiwa Securities SMBC Europe LTD           15,000,000
Fleet Securities, Inc.                     15,000,000
Scotia Capital, Inc.                       15,000,000
Suntrust Capital Markets, Inc.             15,000,000
Wachovia Securities, Inc.                  15,000,000

Total                                    $750,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/10/02  	Yankee Candle Co.

Shares            Price         Amount
5,300   	 $21.25        $112,625
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00       N/A  	 0.04%	            0.78%

Broker
Credit Suisse First Boston Corp.

Underwriters of Yankee Candle Co.

Underwriters          	                     Shares
Credit Suisse First Boston Corp.            4,156,250
Morgan Stanley & Co., Inc.                  4,156,250
Goldman, Sachs & Co.                        1,781,250
J.P. Morgan Securities, Inc.                1,781,250
A.G. Edwards & Sons, Inc.                      95,000
Invemed Associates LLC                         95,000
Prudential Securities, Inc.                    95,000
Scotia Capital (USA), Inc.                     95,000
Thomas Weisel Partners LLC                     95,000
Doft & Co., Inc.                               50,000
Suntrust Capital Markets, Inc.                 50,000
Stephens, Inc.                                 50,000

Total                                      12,500,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/10/02	Valero Energy Corp.

Shares            Price         Amount
340,000	 	  $99.809	$339,351

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
$0.60       .60%	 0.02%	           0.22%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Valero Energy Corp.

Underwriters     	             Principal Amount
                                      of 2007 Notes
Morgan Stanley Dean Witter & Co.      $105,000,000
J.P. Morgan Securities, Inc.            15,000,000
Banc of America Securities LLC          15,000,000
Banc One Capital Markets, Inc.          15,000,000
Barclays Capital, Inc.                  15,000,000
BNP Paribas Securities Corp.            15,000,000
Fleet Securities, Inc.                  15,000,000
Mizuho international PLC                15,000,000
RBC Dominion Securities Corp.           15,000,000
Royal Bank of Scotland PLC              15,000,000
Scotia Capital, Inc.                    15,000,000
Suntrust Capital Markets, Inc.          15,000,000
TD Securities, Inc.                     15,000,000
Tokyo-Mitsubishi International PLC      15,000,000

Total                                 $300,000,000


Underwriters     	             Principal Amount
                                      of 2012 Notes
Morgan Stanley Dean Witter & Co.      $262,500,000
J.P. Morgan Securities, Inc.            37,500,000
Banc of America Securities LLC          37,500,000
Banc One Capital Markets, Inc.          37,500,000
Barclays Capital, Inc.                  37,500,000
BNP Paribas Securities Corp.            37,500,000
Fleet Securities, Inc.                  37,500,000
Mizuho international PLC                37,500,000
RBC Dominion Securities Corp.           37,500,000
Royal Bank of Scotland PLC              37,500,000
Scotia Capital, Inc.                    37,500,000
Suntrust Capital Markets, Inc.          37,500,000
TD Securities, Inc.                     37,500,000
Tokyo-Mitsubishi International PLC      37,500,000

Total                                 $750,000,000


Underwriters     	             Principal Amount
                                      of 2032 Notes
Morgan Stanley Dean Witter & Co.      $262,500,000
J.P. Morgan Securities, Inc.            37,500,000
Banc of America Securities LLC          37,500,000
Banc One Capital Markets, Inc.          37,500,000
Barclays Capital, Inc.                  37,500,000
BNP Paribas Securities Corp.            37,500,000
Fleet Securities, Inc.                  37,500,000
Mizuho international PLC                37,500,000
RBC Dominion Securities Corp.           37,500,000
Royal Bank of Scotland PLC              37,500,000
Scotia Capital, Inc.                    37,500,000
Suntrust Capital Markets, Inc.          37,500,000
TD Securities, Inc.                     37,500,000
Tokyo-Mitsubishi International PLC      37,500,000

Total                                 $750,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/11/02	Starwood Hotels Resorts

Shares            Price         Amount
220,000	  	 $99.354	$218,579

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A          N/A	  0.03%	             0.25%

Broker
Lehman Brothers, Inc.

Underwriters of Starwood Hotels Resorts

Underwriters *                           Principal Amount *

Total     			             $800,000,000

* Underwriters and principal amounts were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/12/02	Ventas Realty LP


Shares            Price         Amount
235,000	 	 $100.00	$235,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A          N/A	  0.13%	             1.23%

Broker
UBS Warburg LLC

Underwriters of Ventas Realty LP

Underwriters     	                 Principal Amount
Merrill Lynch & Co.                           $48,125,000
UBS Warburg LLC                                48,125,000
Banc of America Securities LLC                 36,750,000
CIBC World Markets                              8,750,000
Credit Lyonnais Securities                      8,750,000
J.P. Morgan Securities, Inc.                   15,750,000
US Bancorp Piper Jaffray                        8,750,000

Total     			             $175,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/3/02  	Lin TV Corp.

Shares            Price         Amount
710     	 $22.00        $15,620
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.38       N/A  	 0.00%	            0.07%

Broker
Deutsche Morgan Grenfell

Underwriters of Lin TV Corp.

Underwriters          	                     Shares
Deutsche Bank Securities, Inc.              5,422,500
Bear, Stearns & Co., Inc.                   3,120,000
J.P. Morgan Securities, Inc.                3,120,000
Credit Suisse First Boston Corp.            1,918,750
Morgan Stanley & Co., Inc.                  1,918,750
A.G. Edwards & Sons, Inc.                     180,000
Allen & Company, Inc.                         180,000
Goldman, Sachs & Co.                          180,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.   180,000
Robertson Stephens, Inc.                      180,000
E*Trade Securities, Inc.                      150,000
First Southwest Co.                           150,000
Gabelli & Co., Inc.                           150,000
Sanders Morris Harris, Inc.                   150,000

Total                                      17,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/15/02  	Aeropostale

Shares            Price         Amount
784     	 $18.00        $14,112
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.26       N/A  	 0.01%	            0.34%

Broker
Bear, Stearns & Co., Inc.

Underwriters of Aeropostale

Underwriters          	                             Shares
Bear, Stearns & Co., Inc.                           3,591,250
Merrill Lynch, Pierce, Fenner & Smith Incorporated  3,591,250
Banc of America Securities LLC                      2,210,000
U.S. Bancorp Piper Jaffray, Inc.                    1,105,000
First Union Securities, Inc.                          552,500
CIBC World Markets Corp.                              100,000
Credit Suisse First Boston Corp.                      100,000
Jefferies & Co.                                       100,000
Lazard Freres & Co., LLC                              100,000
J.P. Morgan Securities, Inc.                          100,000
Prudential Securities, Inc.                           100,000
RBC Dain Rauscher, Inc.                               100,000
UBS Warburg LLC                                       100,000
Thomas Weisel Partners LLC                            100,000
INVESTEC PMG Capital Corp.                             50,000
The Buckingham Research Group, Inc.                    50,000
C.E. Unterberg, Towbin                                 50,000
Chatsworth Securities LLC                              50,000
Friedman, Billings, Ramsey & Co., Inc.                 50,000
Gerard Klauer Mattison & Co., LLC                      50,000
Ladenburg Thalmann & Co., Inc.                         50,000
Neuberger & Berman                                     50,000
SunTrust Capital Markets, Inc.                         50,000
Wedbush Morgan Securities, Inc.                        50,000
William Blair & Co., LLC                               50,000

Total                                              12,500,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/17/02  	AMN Healthcare Services, Inc.

Shares            Price         Amount
1,300   	 $31.00        $40,300
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.52       N/A  	 0.01%	            0.23%

Broker
MAM Securities LLC

Underwriters of AMN Healthcare Services, Inc.

Underwriters          	                             Shares
Banc of America Securities LLC                     4,324,500
J.P. Morgan Securities, Inc.                       2,139,000
UBS Warburg LLC                                    2,139,000
SunTrust Capital Markets, Inc.                       348,750
Wells Fargo Securities LLC                           348,750
CIBC World Markets Corp.                             100,000
Credit Suisse First Boston Corp.                     100,000
Deutsche Bank Securities, Inc.                       100,000
First Southwest Co.                                  100,000
Lehman Brothers, Inc.                                100,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.          100,000
Salomon Smith Barney, Inc.                           100,000

Total                                             10,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/20/02  	Too, Inc.

Shares            Price         Amount
900     	 $32.50        $29,250
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.71       N/A  	 0.04%	            0.67%

Broker
Bear, Stearns & Co., Inc.

Underwriters of Too, Inc.

Underwriters          	                             Shares
Bear Stearns & Co., Inc.                            1,200,000
J.P. Morgan Securities, Inc.                        1,200,000

Total                                               2,400,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/15/02	Household Finance Corp.

Shares            Price         Amount
245,000	 	  $99.289	$183,685

                                    % of Issue
Spread    Spread       Fund's         for all
Amount      %        % of Issue   JPMorgan Funds
$0.45      N/A	       0.01%	       0.11%


Broker
Deutsche Morgan Grenfell

Underwriters of Household Finance Corp.

Underwriters     	         Principal Amount
Deutsche Bank Securities, Inc.       $497,000,000
Credit Suisse First Boston Corp.      495,250,000
Merrill Lynch, Pierce, Fenner & Smith
  Inc.                                495,000,000
ABN AMRO, Inc.                         30,625,000
Banc of America Securities LLC         30,625,000
Banc One Capital Markets, Inc.         30,625,000
BNP Paribas Securities Corp.           30,625,000
Commerzbank Capital Markets Corp.      30,625,000
First Union Securities, Inc.           30,625,000
Morgan Stanley & Co., Inc.             30,625,000
Salomon Smith Barney, Inc.             30,625,000
Loop Capital Markets                    8,750,000
The Williams Capital Group LP           8,750,000

Total                              $1,749,750,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/06/02        Nortel Networks Corp.

Shares            Price         Amount
141,800  	  $1.41        $199,938
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.056      N/A 	 0.12%	            0.29%

Brokers
Credit Suisse First Boston Corp.

Underwriters of Nortel Networks Corp.*

Underwriters *                                 Shares *
Total     			             550,000,000

* Underwriters and shares were
  not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/26/02        Lyondell Chemical Co.

Shares            Price          Amount
205,000  	  $99.248       $203,458
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.25       N/A 	 0.07%	            0.69%

Brokers
Salomon Smith Barney, Inc.

Underwriters of Lyondell Chemical Co. *

Underwriters *                              Principal Amount *
Total     			             $278,000,000

* Underwriters and principal amounts were not available at time of filing.